UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund

(Class A: ASDAX)

(Class C: ASDCX)

(Class I: ASDIX)

ANNUAL REPORT

JUNE 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	42
Supplemental Information	43
Expense Example	50

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2020

We are pleased to report that the AAM/HIMCO Short Duration Fund (the “Fund”) has completed its sixth year of operation, and we are proud to report on our performance through the end of June 30, 2020.

For the fiscal year ending June 30, 2020, the AAM/HIMCO Short Duration Fund Class A returned 1.53% and -1.03% including applicable sales charges, Class C returned 0.78% and Class I returned 1.78%.1 The Fund’s benchmark, the Barclays 1-3 Yr U.S. Government/Credit Index, returned 4.20%.2 From an income perspective, the SEC Yield on a subsidized basis for the Fund Class A, C and I Shares as of June 30, 2020 were 1.27%, 0.57% and 1.56%, respectively. For the same time period, on an unsubsidized basis, the SEC Yield for the Fund Class A, C and I Shares were 1.25%, 0.54% and 1.53%, respectively.3

The Fund's investment objectives are to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called "junk bonds"), as well as bank loans and loan participation interests. Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides multiple levers to potentially outperform in various market environments.

Market Review

Heading into the end of 2019 and following three 25 basis point (.01% of 1%) cuts during the second half of the year, the Federal Funds rate (Fed Funds rate) stood at an upper bound of 1.75%. At that time the Federal Reserve (the ‘Fed’) viewed monetary policy as being “in a good place” and anticipated that the current level of policy rates “is likely to remain appropriate”. However, in the Fed statement following the December meeting they appeared to remain sensitive to future global shocks and the need for continued accommodative policy. The market echoed this sentiment with the expectation for below potential gross domestic product (GDP) growth and likelihood for further accommodative monetary policy in 2020. In both instances this proved to be very prescient due to the outbreak of the Covid-19 pandemic, rather than other geopolitical concerns, resulting in an overwhelming human and economic impact in very short order. As the full toll of the human and economic impact of the Covid-19 virus became apparent, the actions of the Fed were, and continue to be, swift and nothing short of extraordinary not least the 150 basis point inter-meeting cut in the Fed Funds rate to the upper bound of 0.25%. The adoption of both conventional and non-conventional policy tools illustrated the Fed’s keen sensitivity and awareness of the numerous market stress points that needed to be addressed in order to first stabilize the market. This was quickly followed up with fiscal stimulus, the likes of which have never been seen, in addition to what amounted to be a coordinated response among other global Central Banks and governments. In aggregate these actions were overwhelmingly well received by market participants as the mantra of “don’t fight the Fed” echoed across asset classes leading to a relatively V-shaped recovery in valuations. However, the mid to longer-term impact on global economies is something that remains fiercely debated in terms of whether we will see a V, U, or W-shaped recovery4 as well as the ultimate cost of the stimulus that has been provided up to now with more likely on the horizon. Chair Powell addressed this concern following the April Federal Open Market Committee (FOMC) meeting by stating that “this is not the time to act on those concerns” and that the Fed is “committed to using our full range of tools to support the economy in this challenging time”5. Following the June FOMC meeting, Chair Powell replied that the Fed is “not even thinking about thinking about raising rates” when asked whether the Fed could surprise hawkishly if the economy surprised positively6. Early reads of some economic data suggest that in many cases the impact has been less dire than had been feared though these remain early days with continued uncertainty on the horizon.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

The geopolitical risks that had been so prevalent in 2019, not least the stalemate in Washington DC, the increasingly strained relationship between the U.S. and China in spite of the trade deal, numerous headwinds in Europe, the events in Hong Kong, North Korea and tensions in the Middle East became less of a focus. Some were hopeful that the pandemic could ultimately lead to greater coordination among nations with a focus on collaboration though recently this appears less likely with renewed tensions brewing. Demonstrations held globally over racial and social inequality this past May led to calls for further policy review both in the public and private sectors. It has also heightened the awareness of Environmental, Social and Governance (ESG) policies of companies and businesses which will be monitored closely in the short and longer term.

Illustrating the depth of the human and economic crisis, over the course of the 12 months, ending June 30, 2020, the two-year Treasury finished 161 basis points lower at 0.15%7. The three-year followed suit ending at 0.17%, 151 basis points lower while the five-year Treasury ended 148 basis points lower at 0.29%8. Each of these interest rates have reached historic lows, reflective of the dot plot released at the June FOMC meeting showing the median Fed policy rate expectation firmly at the effective lower bound of 0% - 0.25% through at least the end of 2022, coupled with the potential for yield curve control and more specific forward rate guidance9.

Three-month London Inter-Bank Offered Rate (LIBOR) was relatively more volatile particularly during the peak of the crisis in March reflecting the underlying credit characteristics of this benchmark. However, it quickly resumed the move lower in yield, reflecting the accommodation in place, ending the period at a yield of 0.30%, 201 basis points lower over the 12-month period10. At this time regulators still anticipate that LIBOR will be retired at the end of 2021 though this remains a fluid situation.

The Fund’s portfolio maintained an interest rate duration position on the lower end of the range and was shorter duration (0.83 yr) than that of the benchmark (1.92 yr) over the course of the year given the initial expectation that the Fed would likely be on hold prior to the outbreak of the pandemic. The weighted average life of the portfolio remained longer than the interest rate duration reflecting our constructive view on select spread sectors prior to the pandemic and subsequently the belief that the distressed valuations witnessed, during the second quarter, were not reflective of the underlying fundamentals of the Fund’s holdings. In terms of the allocation to the spread sectors, the portfolio remained diversified across investment grade corporates, asset-backed securities (ABS), collateralized loan obligations (CLOs), bank loans, high yield corporates, and commercial mortgage-backed securities (CMBS). Over the course of the year we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return profiles. The Fund had a relatively lower allocation to U.S. Treasuries while the moderate cash position allowed us the ability to efficiently reposition the portfolio during periods of market volatility while providing what we consider to be an appropriate level of liquidity. The positioning in investment grade corporates was largely weighted to the financial sector and we were selective within the industrial sector. Within the securitized sectors we are monitoring specific signals to determine the impact on consumer and business behaviors from the impact of the virus. Along with the ABS position we believe CLOs and CMBS are relatively compelling both in terms of income and risk-adjusted performance given their structure and valuations while also providing diversification. The high yield and bank loan positions were and remain biased to BB rated issuers with shorter-dated maturities. With the longer-term uncertainty over the impact of the virus, global supply chains, trade deals, idiosyncratic risk at the issuer level and likelihood for further bouts of market volatility, the Fund continued to not have any exposure to the emerging market sector, as of the Fund’s fiscal year end, though this is something we continue to evaluate.

The main detractor of Fund performance, relative to the benchmark was the shorter duration posture given the significant rally in interest rates aforementioned. The portfolio’s out of benchmark allocation to bank loans, high yield, and CMBS also detracted as their recovery lagged some of the other spread sectors though we do expect them to continue to recover over time. The allocation to CLOs was a positive contributor to performance while the overweight to investment grade corporates had a small positive impact as did the underweight to the emerging market sector. Security selection was additive within the investment grade corporate allocation.

Outlook

While the widening in spreads that was experienced during the end of the first quarter of this year was largely indiscriminate across sector, sub-sector and ratings buckets with seemingly little regard for the underlying fundamentals, the subsequent recovery has been far more discerning.

In many instances there are subsectors of the fixed income market, particularly those that are deemed higher quality and more defensive, that have fully retraced back to spread levels prior to the outbreak of Covid-19. This includes issuers that are directly benefiting from the many programs put in place as well as those that have not been directly impacted by the shutdowns of whole segments of the U.S. economy. As mentioned earlier, some of those sectors that have lagged include those within the higher quality cohort of high yield and bank loans as well as some of the securitized sub-sectors within ABS, CLOs and CMBS. We continue to believe that with time these sectors will continue to recover given the nature of their structures, priority of cash flows, continued performance and ability to weather another period of volatility or market stress. As mentioned last quarter, there will be securities and issuers that are likely to become impaired over the coming quarters, which we will strive to avoid given the anticipation for further bouts of market volatility and uncertainty and debate as to whether or not the economic recovery will be V, U or W shaped. Market valuations in some corners appear relatively highly convicted that the economic recovery will be V shaped while we would tend to be a little more cautious. In terms of the underlying portfolio, we continue to maintain what we believe is an appropriate and diversified allocation across both sectors and issuers11. Many of the sectors and securities we own had widened significantly to levels that were not in our opinion reflective of the true underlying fundamental value and have since subsequently recovered. However, given the magnitude and speed of the recovery we will continue to efficiently reposition the portfolio as we deem appropriate.

While it remains to be seen if further actions will be required to provide monetary or fiscal support, the Fed clearly stands ready to provide any and all support that they deem necessary. Second quarter GDP is likely to be bleak with 2020 a year that many will be keen to put behind them. We anticipate that GDP will recover in 2021 though it is likely that in the longer term we continue to experience growth below potential which had been our view prior to the outbreak of Covid-19 when concerns for global GDP were beginning to grow. This pandemic has clearly altered the entire narrative with discussion now turning to the longer-term impact of both monetary and fiscal stimulus. While certainly there will be deflationary pressures for the foreseeable future, from a longer-term perspective concerns of how to pay for the current stimulus, the risk of inflationary pressures building and a falling U.S. dollar are becoming more prevalent. With the number of wide ranging programs introduced by the Fed, there is also concern regarding the efficacy of any future stimulus packages and the risk that the Fed may be seen to be pushing on a string particularly if fiscal stimulus falls short of market expectations.

While the price of oil has stabilized, from what was an incredibly tumultuous period, it remains sensitive to continued adherence to the cuts The Organization of the Petroleum Exporting Countries (OPEC) announced as well as any setback in demand. International relations between the U.S. and China, and Russia, remain tense as it relates to the trade agreement as well as the upcoming Presidential election which in itself will likely be very contentious. Europe also remains a risk particularly as it relates to future growth expectations and ongoing negotiations related to Brexit. Notwithstanding Covid-19 the emerging markets sector also continues to face many challenges.

Asset valuations in some sectors are arguably becoming increasingly stretched, though we will consider adding further to the Fund’s credit and securitized positions to generate additional income in those investments that we believe have relatively superior risk-return characteristics. However, we will continue to embrace a cautious approach with a focus on liquidity and diversification. Looking forward, economic data will be increasingly scrutinized as the market awaits news of a vaccine. Until that announcement, we are closely monitoring consumer and business behaviors given the current spread of the virus and the rolling back of reopening some segments of the economy. A longer than expected delay or setback in the release of a vaccine will likely have serious implications for the economy and market, while conversely positive outcomes from medical trials or an earlier than expected release would clearly be very well received. Given this relatively binary outcome, we will likely continue to hold an allocation to U.S. Treasuries and cash as a source of liquidity, which when combined with the cash flows coming into the portfolio from our laddering strategy, should allow us to reposition the portfolio efficiently on an ongoing basis.

1.	Sales charge for Class A: 2.50%, maximum deferred sales charge 1.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within 12 months of purchase. Sales charges do not apply the Class I shares. Performance returns would be lower if this charge was reflected.

2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an index.

3.	The 30-day SEC Dividend Yield is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The unsubsidized yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses, while the subsidized yield takes into account fee waivers.

4.	A U-Shaped Recovery is a type of economic recession and recovery that resembles a U shape when charted. A U-Shaped Recovery represents the shape of the chart of certain economic measures, such as employment, GDP and industrial output. It is also charted when the economy experiences a gradual decline in these metrics followed by a gradual rise back to its previous peak. V-shaped recovery is a type of economic recession and recovery that resembles a "V" shape in charting. Specifically, a V-shaped recovery represents the shape of a chart of economic measures economists create when examining recessions and recoveries. A V-shaped recovery involves a sharp decline in these metrics followed by a sharp rise back to its previous peak.

5.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20200429.htm

6.	https://www.federalreserve.gov/mediacenter/files/FOMCpresconf20200610.pdf

7.	Bloomberg, 2-Year U.S. Treasury, June 30, 2020

8.	Bloomberg, 3-Year/5-Year U.S. Treasury, June 30, 2020

9.	Bloomberg, Fed Dot Plot, June 30, 2020

10.	Bloomberg, 3 Month LIBOR, June 30, 2020

11.	Diversification cannot assure against market loss.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period; in short, it is a broad measurement of a nation’s overall economic activity.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The views in this letter were as of June 30, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the Fund) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent investment advice, an offer, recommendation or solicitation to buy, hold or sell any security.  Any such offer may be made only by the Fund’s prospectus.  The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Risks: A significant percentage of the Fund’s assets may be below-investment-grade securities (“high-yield securities” or “junk bonds”), which are rated lower because there is a greater possibility that the issuer may be unable to make its interest and principal payments. This Fund invests in bank loans, which carry credit risks of nonpayment of principal or interest and risks of bankruptcy, insolvency, illiquidity, and valuation. The Fund may invest in derivatives, which carry different (and possibly greater) risks than direct investments in issuers, and are very dependent upon the sub-advisor’s judgment. In addition, investments in derivative instruments are subject to the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Fund. The Fund is subject to credit risk (the risk that the issuing company may not be able to pay interest and principal when due), interest rate risk (the risk that your investment may go down in value when interest rates rise), and risk of loss (the risk that you could lose money on your investment). The Fund may invest in foreign securities, which can be riskier than investments in U.S. securities (risks may include currency risk, illiquidity risks, and risks from substantially lower trading volume on foreign markets. Past Performance does not guarantee future results.

Definitions: Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters "A" and "B," to identify a bond's credit quality rating. Non-investment grade (or junk bonds) is a bond rating that signifies low credit quality with a relatively high risk of defaulting. Ratings of 'BB', 'B', 'CCC', etc. are usually considered of low credit quality. Duration is a measure of sensitivity of a bond's or fixed income portfolio's price to changes in interest rates. The Weighted Average Life is the average time to receipt of unpaid principal of each security weighted by its respective contribution to the total market value of the fund, including principal and accrued interest. London Interbank Offered Rate (LIBOR) is the benchmark interest rate at which major global lend to one another and is based on five currencies. Cash Flow is a measure of an organization's liquidity that usually consists of net income after taxes plus noncash charges against income. The term spread to the difference between two prices, rates or yields. A bond spread is the difference between the yields of two bonds with differing credit ratings.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

Distributor:  IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	1.53%	2.22%	2.04%	6/30/14
Class C²	0.78%	1.47%	1.29%	6/30/14
Class I³	1.78%	2.46%	2.29%	6/30/14
After deducting maximum sales charge
Class A¹	-1.03%	1.71%	1.60%	6/30/14
Class C²	-0.22%	1.47%	1.29%	6/30/14
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.20%	2.11%	1.91%	6/30/14

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 0.99% and 0.84%, respectively, for Class C shares were 1.74% and 1.59%, respectively, and for Class I shares were 0.74% and 0.59%, respectively, which were stated in the current prospectus dated November 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES — 22.7%
	ACE Securities Corp. Home Equity Loan Trust Series
$18,661	Series 2005-HE2, Class M4, 1.14% (1-Month USD Libor+96 basis points), 4/25/2035[1,2]	$18,795
57,383	Series 2005-WF1, Class M2, 0.84% (1-Month USD Libor+66 basis points), 5/25/2035[1,2]	57,898
1,200,000	AGL CLO 1 Ltd. Series 2019-1A, Class B, 3.19% (3-Month USD Libor+205 basis points), 10/20/2032[1,2,3]	1,183,982
1,500,000	AGL Core CLO 2 Ltd. Series 2019-2A, Class B, 3.04% (3-Month USD Libor+190 basis points), 4/20/2032[1,2,3]	1,458,206
33,016	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R9, Class M2, 1.16% (1-Month USD Libor+97 basis points), 10/25/2034[1,2]	33,007
	Angel Oak Mortgage Trust LLC
60,898	Series 2017-3, Class A1, 2.71%, 11/25/2047[1,3,4]	60,857
2,506,780	Series 2019-5, Class A3, 2.92%, 10/25/2049[1,3,4]	2,509,114
339,671	Series 2019-3, Class A3, 3.24%, 5/25/2059[1,3,4]	342,826
1,367,015	Series 2020-1, Class A3, 2.77%, 12/25/2059[1,3,4]	1,319,370
	Apex Credit CLO Ltd.
1,000,000	Series 2015-2A, Class BR, 2.53% (3-Month USD Libor+140 basis points), 10/17/2026[1,2,3]	946,979
1,500,000	Series 2019-2A, Class B, 3.09% (3-Month USD Libor+210 basis points), 10/25/2032[1,2,3]	1,463,531
103,125	Apidos CLO Series 2013-12A, Class XR, 1.82% (3-Month USD Libor+60 basis points), 4/15/2031[1,2,3]	103,031
	Ares CLO Ltd.
1,200,000	Series 2016-39A, Class A2R, 2.79% (3-Month USD Libor+165 basis points), 4/18/2031[1,2,3]	1,189,812
1,000,000	Series 2019-54A, Class X, 1.82% (3-Month USD Libor+60 basis points), 10/15/2032[1,2,3]	987,022
47,002	Asset Backed Securities Corp. Home Equity Loan Trust Series 2005-HE5, Class M3, 0.90% (1-Month USD Libor+72 basis points), 6/25/2035[1,2]	47,808
1,025,000	BlueMountain CLO Ltd. Series 2015-2A, Class BR, 2.64% (3-Month USD Libor+150 basis points), 7/18/2027[1,2,3]	982,972
598,214	Canyon Capital CLO Ltd. Series 2016-1A, Class X, 1.92% (3-Month USD Libor+70 basis points), 7/15/2031[1,2,3]	598,477
375,000	CARS-DB4 LP Series 2020-1A, Class A4, 3.19%, 2/15/20503	364,844
	CBAM Ltd.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$60,000	Series 2017-3A, Class X, 1.83% (3-Month USD Libor+70 basis points), 10/17/2029[1,2,3]	$59,997
600,000	Series 2018-6A, Class B1R, 3.32% (3-Month USD Libor+210 basis points), 1/15/2031[1,2,3]	592,414
326,699	Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00%, 9/25/2064[1,3,4]	339,484
	COLT Mortgage Loan Trust
174,516	Series 2018-4, Class A3, 4.21%, 12/28/2048[1,3,4]	176,093
459,868	Series 2019-1, Class A3, 4.01%, 3/25/2049[1,3,4]	466,137
1,067,083	Series 2019-3, Class A1, 2.76%, 8/25/2049[1,3,4]	1,079,805
32,872	Commonbond Student Loan Trust Series 2016-B, Class B, 4.00%, 10/25/2040[1,3]	33,903
	CPS Auto Receivables Trust
74,290	Series 2015-C, Class D, 4.63%, 8/16/2021[1,3]	74,668
815,000	Series 2017-B, Class D, 3.95%, 3/15/2023[1,3]	822,763
275,000	Series 2020-A, Class B, 2.36%, 2/15/2024[1,3]	278,337
430,000	Series 2019-C, Class C, 2.84%, 6/16/2025[1,3]	434,259
460,000	Series 2020-A, Class C, 2.54%, 12/15/2025[1,3]	464,271
885,000	Credit Acceptance Auto Loan Trust Series 2019-3A, Class C, 3.06%, 3/15/2029[1,3]	901,366
450,000	Credit Acceptance Auto Loan Trust Series 2018-3A, Class C, 4.04%, 12/15/2027[1,3]	461,963
	Deephaven Residential Mortgage Trust
30,714	Series 2017-1A, Class A1, 2.72%, 12/26/2046[1,3,4]	30,624
16,138	Series 2017-1A, Class A2, 2.93%, 12/26/2046[1,3,4]	16,104
10,412	Series 2017-1A, Class A3, 3.48%, 12/26/2046[1,3,4]	10,430
523,847	Series 2017-3A, Class A2, 2.71%, 10/25/2047[1,3,4]	528,871
38,684	Series 2017-3A, Class A3, 2.81%, 10/25/2047[1,3,4]	39,016
252,926	Series 2018-1A, Class A1, 2.98%, 12/25/2057[1,3,4]	255,360
528,029	Series 2019-2A, Class A3, 3.76%, 4/25/2059[1,3,4]	529,913
544,902	Series 2019-4A, Class A3, 3.05%, 10/25/2059[1,3,4]	549,560
1,437,723	Series 2020-1, Class A3, 2.65%, 1/25/2060[1,3,4]	1,429,416
1,000,000	Dryden CLO Ltd. Series 2019-75A, Class BR, 2.92% (3-Month USD Libor+170 basis points), 7/15/2030[1,2,3]	975,139
1,000,000	Dryden Senior Loan Fund Series 2016-43A, Class BR, 2.89% (3-Month USD Libor+175 basis points), 7/20/2029[1,2,3]	974,184
	Earnest Student Loan Program LLC
788,303	Series 2016-C, Class B, 4.46%, 1/26/2037[1,3]	802,169
19,972	Series 2016-D, Class B, 3.80%, 1/25/2041[1,3]	20,454
	Exeter Automobile Receivables Trust
512,361	Series 2018-2A, Class C, 3.69%, 3/15/2023[1,3]	516,324
865,000	Series 2019-4A, Class C, 2.44%, 9/16/2024[1,3]	870,943
54,304	First Investors Auto Owner Trust Series 2015-2A, Class D, 4.22%, 12/15/2021[1,3]	54,379

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	Flagship Credit Auto Trust
$603,844	Series 2017-3, Class B, 2.59%, 7/15/2022[1,3]	$606,109
4,269	Series 2016-2, Class B, 3.84%, 9/15/2022[1,3]	4,275
1,085,000	Series 2019-4, Class B, 2.53%, 11/17/2025[1,3]	1,108,895
1,623,698	Ford Credit Auto Owner Trust Series 2019-C, Class A2B, 0.37% (1-Month USD Libor+19 basis points), 7/15/2022[1,2]	1,623,698
3,957	Foursight Capital Automobile Receivables Trust Series 2017-1, Class A, 2.37%, 4/15/2022[1,3]	3,959
1,462,754	Freddie Mac STACR Remic Trust Series 2020-DNA2, Class M1, 0.93% (1-Month USD Libor+75 basis points), 2/25/2050[1,2,3]	1,449,341
345,000	Galaxy CLO Ltd. Series 2018-27A, Class X, 0.99% (3-Month USD Libor+60 basis points), 5/16/2031[1,2,3]	343,962
28,546,797	Government National Mortgage Association Series 2020-8, Class IO, 0.67%, 1/16/20621,4,5	1,881,234
609,532	HERO Funding Trust Series 2015-2A, Class A, 3.99%, 9/20/2040[1,3]	634,683
815,000	Hertz Fleet Lease Funding LP Series 2019-1, Class C, 3.09%, 1/10/2033[1,3]	778,799
19,689	Home Equity Asset Trust Series 2005-5, Class M2, 0.95% (1-Month USD Libor+77 basis points), 11/25/2035[1,2]	19,662
68,023	Hull Street CLO Ltd. Series 2014-1A, Class AR, 2.36% (3-Month USD Libor+122 basis points), 10/18/2026[1,2,3]	67,663
	Mariner CLO LLC
1,500,000	Series 2015-1A, Class AR2, 2.12% (3-Month USD Libor+98 basis points), 4/20/2029[1,2,3]	1,469,420
1,500,000	Series 2016-3A, Class BR2, 2.54% (3-Month USD Libor+150 basis points), 7/23/2029[1,2,3]	1,450,719
1,000,000	Series 2019-1A, Class B, 2.76% (3-Month USD Libor+200 basis points), 4/30/2032[1,2,3]	977,083
	Mello Warehouse Securitization Trust
1,000,000	Series 2019-1, Class D, 1.58% (1-Month USD Libor+140 basis points), 6/25/20522,3	995,892
810,000	Series 2019-2, Class D, 1.53% (1-Month USD Libor+135 basis points), 11/25/2052[1,2,3]	801,652
333,333	Mountain View CLO Series 2015-9A, Class X, 1.77% (3-Month USD Libor+55 basis points), 7/15/2031[1,2,3]	332,654
847,875	NADG NNN Operating LP Series 2019-1, Class A, 3.37%, 12/28/2049[1,3]	815,849
	New Residential Mortgage Loan Trust
471,445	Series 2020-NQM1, Class A2, 2.72%, 1/26/2060[1,3,4]	464,797

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$942,891	Series 2020-NQM1, Class A3, 2.77%, 1/26/2060[1,3,4]	$924,378
	NextGear Floorplan Master Owner Trust
853,000	Series 2017-2A, Class B, 3.02%, 10/17/2022[1,3]	852,170
240,000	Series 2018-1A, Class B, 3.57%, 2/15/2023[1,3]	237,346
820,000	Niagara Park Clo Ltd. Series 2019-1A, Class B, 2.93% (3-Month USD Libor+180 basis points), 7/17/2032[1,2,3]	803,478
	Oaktree CLO Ltd.
1,000,000	Series 2019-2A, Class A2, 3.42% (3-Month USD Libor+220 basis points), 4/15/2031[1,2,3]	974,991
800,000	Series 2019-3A, Class B, 3.14% (3-Month USD Libor+200 basis points), 7/20/2031[1,2,3]	768,183
1,000,000	Series 2019-4A, Class B, 3.14% (3-Month USD Libor+200 basis points), 10/20/2032[1,2,3]	974,804
562,500	OZLM Ltd. Series 2018-20A, Class X, 1.84% (3-Month USD Libor+70 basis points), 4/20/2031[1,2,3]	558,582
	Palmer Square CLO Ltd.
451,472	Series 2018-3A, Class A1, 1.24% (3-Month USD Libor+85 basis points), 8/15/2026[1,2,3]	446,140
750,000	Series 2018-3A, Class B, 2.29% (3-Month USD Libor+190 basis points), 8/15/2026[1,2,3]	725,063
	Park Avenue Institutional Advisers CLO Ltd.
1,000,000	Series 2019-1A, Class A2A, 2.39% (3-Month USD Libor+200 basis points), 5/15/2032[1,2,3]	978,463
2,000,000	Series 2019-2A, Class A2, 3.17% (3-Month USD Libor+195 basis points), 10/15/2032[1,2,3]	1,957,889
	RASC Trust
118,047	Series 2005-KS8, Class M3, 0.66% (1-Month USD Libor+48 basis points), 8/25/2035[1,2]	117,894
16,081	Series 2005-KS9, Class M3, 0.64% (1-Month USD Libor+46 basis points), 10/25/2035[1,2]	16,077
1,000,000	Regatta Funding Ltd. Series 2018-4A, Class A2, 2.84% (3-Month USD Libor+185 basis points), 10/25/2031[1,2,3]	974,127
	SG Residential Mortgage Trust
862,361	Series 2019-3, Class A2, 2.88%, 9/25/2059[1,3,4]	869,454
473,124	Series 2019-3, Class A3, 3.08%, 9/25/2059[1,3,4]	476,907
360,000	SoFi Professional Loan Program Series 2017-E, Class A2B, 2.72%, 11/26/2040[1,3]	366,273
950,000	Sound Point CLO Ltd. Series 2015-2A, Class BRR, 3.09% (3-Month USD Libor+195 basis points), 7/20/2032[1,2,3]	908,111
	Spruce Hill Mortgage Loan Trust
231,271	Series 2019-SH1, Class A3, 3.65%, 4/29/2049[1,3,4]	232,832
1,227,450	Series 2020-SH1, Class A1, 2.52%, 1/28/2050[1,3,4]	1,231,879

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$1,391,110	Series 2020-SH1, Class A3, 2.83%, 1/28/2050[1,3,4]	$1,393,531
1,000,000	Station Place Securitization Trust Series Series 2020-WL1, Class E, 0.00% (1-Month USD Libor+275 basis points), 6/25/2051[1,2,3]	1,000,000
	Structured Asset Investment Loan Trust
635	Series 2004-10, Class A7, 1.24% (1-Month USD Libor+106 basis points), 11/25/2034[1,2]	635
53,461	Series 2005-1, Class M2, 0.90% (1-Month USD Libor+72 basis points), 2/25/2035[1,2,3]	53,579
1,500,000	TCW CLO Ltd. Series 2017-1A, Class AR, 1.87% (3-Month USD Libor+103 basis points), 7/29/2029[1,2,3]	1,464,370
500,000	Trinitas CLO Ltd. Series 2016-4A, Class XR, 1.89% (3-Month USD Libor+75 basis points), 10/18/2031[1,2,3]	499,216
1,140,000	Venture Clo Ltd. Series 2019-36A, Class A2, 2.89% (3-Month USD Libor+175 basis points), 4/20/2032[1,2,3]	1,132,581
308,432	Verus Securitization Trust Series 2019-2, Class A3, 3.45%, 5/25/2059[1,3,4]	306,177
715,000	Vibrant CLO Ltd. Series 2019-11A, Class A2, 2.99% (3-Month USD Libor+185 basis points), 7/20/2032[1,2,3]	685,957
1,000,000	Voya CLO Ltd. Series 2016-2A, Class A2R, 2.89% (3-Month USD Libor+175 basis points), 7/19/2028[1,2,3]	973,749
795,000	Westlake Automobile Receivables Trust Series 2019-3A, Class D, 2.72%, 11/15/2024[1,3]	796,956
	Westlake Automobile Receivables Trust
296,476	Series 2018-1A, Class C, 2.92%, 5/15/2023[1,3]	297,347
250,000	Series 2017-2A, Class E, 4.63%, 7/15/2024[1,3]	253,371
1,326,954	World Omni Select Auto Trust Series 2019-A, Class A2B, 0.52% (1-Month USD Libor+34 basis points), 8/15/2023[1,2]	1,325,333
	TOTAL ASSET-BACKED SECURITIES
	(Cost $69,625,919)	68,865,066

	BANK LOANS — 6.3%
1,044,111	1011778 BC ULC 1.93% (1-Month USD Libor+175 basis points), 11/19/2026[1,2,6,7]	992,036
634,251	American Airlines, Inc. 1.93% (1-Month USD Libor+175 basis points), 1/29/20271,2,6	487,105
483,166	Aramark Services, Inc. 1.93% (1-Month USD Libor+175 basis points), 3/11/2025[1,2,6]	458,957
408,991	Asurion LLC 3.18% (1-Month USD Libor+300 basis points), 11/3/2023[1,2,6]	396,848

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BANK LOANS (Continued)
$340,309	Avolon TLB Borrower 1 U.S. LLC 2.50% (3-Month USD Libor+200 basis points), 1/15/2025[1,2,6]	$317,956
1,005,945	CenturyLink, Inc. 2.43% (1-Month USD Libor+225 basis points), 3/15/20271,2,6	951,946
988,908	Charter Communications Operating LLC 1.93% (1-Month USD Libor+175 basis points), 4/30/2025[1,2,6]	956,561
1,379,056	CSC Holdings LLC 2.44% (3-Month USD Libor+225 basis points), 7/17/2025[1,2,6]	1,309,455
1,530,100	Dell International LLC 2.75% (1-Month USD Libor+200 basis points), 9/19/2025[1,2,6]	1,493,691
496,250	Diamond Sports Group LLC 3.43% (1-Month USD Libor+325 basis points), 8/24/2026[1,2,6]	406,305
998,000	Elanco Animal Health, Inc. 3.00% (1-Month USD Libor+175 basis points), 2/4/2027[1,2,6,8,9]	954,337
994,987	HCA, Inc. 1.92% (1-Month USD Libor+175 basis points), 3/13/2025[1,2,6]	977,575
501,163	Hilton Worldwide Finance LLC 1.93% (3-Month USD Libor+175 basis points), 6/21/2026[1,2,6]	474,672
1,027,208	Level 3 Financing, Inc. 1.93% (1-Month USD Libor+175 basis points), 3/1/2027[1,2,6]	974,748
790,233	Resideo Funding, Inc. 2.56% (1-Month USD Libor+225 basis points), 10/4/2025[1,2,6]	766,526
696,438	Scientific Games International, Inc. 2.75% (1-Month USD Libor+275 basis points), 8/14/2024[1,2,6]	619,133
194,472	Serta Simmons Bedding LLC 3.50% (3-Month USD Libor+350 basis points), 11/8/2023[1,2,6]	49,375
	Sinclair Television Group, Inc.
238,431	2.43% (3-Month USD Libor+225 basis points), 1/3/2024[1,2,6]	228,098
503,198	2.69% (1-Month USD Libor+250 basis points), 7/18/2026[1,2,6]	481,812
1,044,294	SS&C Technologies, Inc. 1.93% (1-Month USD Libor+175 basis points), 4/16/2025[1,2,6]	1,000,272
494,981	TransDigm, Inc. 2.43% (3-Month USD Libor+250 basis points), 6/9/2023[1,2,6]	448,089
385,397	United Airlines, Inc. 1.93% (3-Month USD Libor+175 basis points), 4/1/2024[1,2,6]	352,881
1,000,000	VICI Properties 1 LLC 1.94% (1-Month USD Libor+175 basis points), 12/20/2024[1,2,6]	934,690
998,000	Virgin Media Bristol LLC 2.69% (1-Month USD Libor+250 basis points), 1/3/2028[1,2,6]	955,710
591,477	Vistra Operations Co. LLC 3.65% (1-Month USD Libor+175 basis points), 12/31/2025[1,2,6]	572,307
1,111,388	WEI Sales LLC 4.00% (1-Month USD Libor+300 basis points), 3/29/2025[1,2,6]	1,066,932

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BANK LOANS (Continued)
$440,308	Western Digital Corp. 1.92% (1-Month USD Libor+175 basis points), 4/29/2023[1,2,6]	$430,815
	TOTAL BANK LOANS
	(Cost $20,226,957)	19,058,832

	COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.1%
9,000,000	BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XB, 0.23%, 4/14/2033[1,3,4,10]	55,800
900,000	BB-UBS Trust Series 2012-SHOW, Class E, 4.16%, 11/5/2036[3,4]	714,570
	BX Commercial Mortgage Trust
1,910,801	Series 2019-XL, Class G, 2.49% (1-Month USD Libor+230 basis points), 10/15/2036[2,3]	1,834,273
2,000,000	Series 2020-BXLP, Class F, 2.19% (1-Month USD Libor+200 basis points), 12/15/2036[2,3]	1,899,880
1,000,000	Series 2018-BIOA, Class C, 1.31% (1-Month USD Libor+112 basis points), 3/15/2037[2,3]	964,898
600,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F, 2.74% (1-Month USD Libor+255 basis points), 12/15/2037[2,3]	567,120
2,479,330	CFCRE Commercial Mortgage Trust Series 2016-C3, Class XA, 1.17%, 1/10/20481,4,10	113,794
1,000,000	COLT Mortgage Loan Trust Series 2018-3, Class M1, 4.28%, 10/26/2048[1,3,4]	1,007,838
	COMM Mortgage Trust
1,040,098	Series 2014-CR19, Class XA, 1.16%, 8/10/2047[1,4,10]	32,076
725,000	Series 2016-COR1, Class A2, 2.50%, 10/10/20491	731,112
1,493,102	Deephaven Residential Mortgage Trust Series 2019-3A, Class A1, 2.96%, 7/25/2059[1,3,4]	1,515,703
803,896	Ellington Financial Mortgage Trust Series 2018-1, Class A3, 4.39%, 10/25/2058[1,3,4]	822,321
900,000	Elmwood CLO V Ltd. Series 2020-2A, Class B, 4.39% (3-Month USD Libor+220 basis points), 7/24/2031[1,2,3]	900,000
	Fannie Mae-Aces
81,319	Series 2013-M5, Class X2, 2.17%, 1/25/2022[4,10]	1,091
17,709,286	Series 2014-M8, Class X2, 0.40%, 6/25/2024[4,10]	352,875
	Freddie Mac Multifamily Structured Pass-Through Certificates
2,300,000	Series K721, Class X3, 1.34%, 9/25/2022[1,4,10]	61,967
4,600,000	Series K723, Class XAM, 0.98%, 9/25/2023[1,4,10]	114,701
5,483,376	Series K044, Class X1, 0.86%, 1/25/2025[1,4,10]	148,435
900,000	Series K043, Class X3, 1.69%, 2/25/2043[1,4,10]	57,956
2,900,000	Series K046, Class X3, 1.56%, 4/25/2043[1,4,10]	181,415
900,000	Series K050, Class X3, 1.61%, 10/25/2043[1,4,10]	62,559
1,100,000	Series K052, Class X3, 1.67%, 1/25/2044[1,4,10]	83,355
1,721,882	Series K097, Class X3, 2.09%, 9/25/2046[1,4,10]	250,143

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$240,000	FREMF Mortgage Trust Series 2015-K721, Class B, 3.68%, 11/25/2047[1,3,4]	$247,393
	Government National Mortgage Association
9,120,181	Series 2013-139, Class IO, 0.40%, 10/16/2054[1,4,10]	196,941
1,193,572	Series 2013-175, Class IO, 0.54%, 5/16/2055[1,4,10]	24,177
858,068	Series 2014-120, Class IO, 0.68%, 4/16/2056[1,4,10]	27,971
7,914,493	Series 2017-185, Class IO, 0.59%, 4/16/2059[1,4,10]	393,564
6,614,434	Series 2017-169, Class IO, 0.73%, 1/16/2060[1,4,10]	395,153
6,333,681	Series 2018-41, Class IO, 0.78%, 5/16/2060[1,4,10]	405,109
8,755,033	Series 2018-52, Class IO, 0.58%, 7/16/2060[1,4,10]	458,729
11,118,523	Series 2019-8, Class IO, 0.51%, 11/16/2060[1,4,10]	667,945
455,281	GS Mortgage Securities Trust Series 2012-GC6, Class A3, 3.48%, 1/10/20451	464,853
360,821	JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class A2, 2.92%, 5/15/20481	360,611
	KGS-Alpha SBA COOF Trust
1,242,472	Series 2015-1, Class A, 1.75%, 10/25/2035[1,3,4,5,10]	44,651
891,480	Series 2014-3, Class A, 1.57%, 5/25/2039[1,3,4,5,10]	24,098
97,276	Series 2015-2, Class A, 4.99%, 7/25/2041[1,3,4,5,10]	4,773
1,063,368	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A3, 2.66%, 2/15/20461	1,085,097
604,447	Morgan Stanley Capital I Trust Series 2016-UB12, Class A1, 1.78%, 12/15/20491	605,144
627,239	Morgan Stanley Capital I Trust Series 2012-STAR, Class XA1, 1.97%, 8/5/2034[3,4,10]	11,536
194,684	SG Residential Mortgage Trust Series 2018-1, Class A3, 3.74%, 4/27/2048[1,3,4]	194,184
1,206,955	Store Master Funding Series 2018-1A, Class A2, 4.29%, 10/20/2048[1,3]	1,203,150
12,449,821	UBS Commercial Mortgage Trust Series 2019-C18, Class XA, 1.18%, 12/15/2052[1,4]	847,646
2,541,292	Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class XA, 0.92%, 9/15/2058[1,4,10]	82,333
1,000,000	WFRBS Commercial Mortgage Trust Series 2011-C4, Class A4, 4.90%, 6/15/2044[1,3,4]	1,015,484
	WFRBS Commercial Mortgage Trust
3,200,000	Series 2014-C21, Class XB, 0.79%, 8/15/2047[1,4,10]	78,688
6,400,000	Series 2014-C22, Class XB, 0.49%, 9/15/2057[1,4,10]	104,877
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $21,617,203)	21,417,989

	CORPORATE BONDS — 47.3%
	COMMUNICATIONS — 2.4%
	AT&T, Inc.
2,000,000	1.10% (3-Month USD Libor+75 basis points), 6/1/2021[2]	2,010,130
1,000,000	1.31% (3-Month USD Libor+89 basis points), 2/15/2023[2]	994,909

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$214,000	DISH DBS Corp. 6.75%, 6/1/202[1]	$218,013
1,813,000	NBCUniversal Enterprise, Inc. 1.83% (3-Month USD Libor+40 basis points), 4/1/2021[2,3]	1,816,590
71,875	Sprint Spectrum Co. LLC 3.36%, 3/20/2023[3]	72,750
500,000	Verizon Communications, Inc. 1.32% (3-Month USD Libor+100 basis points), 3/16/2022[2]	506,719
1,000,000	Vodafone Group PLC 2.17% (3-Month USD Libor+99 basis points), 1/16/2024[2,7]	995,521
700,000	Walt Disney Co. 0.60% (3-Month USD Libor+25 basis points), 9/1/2021[2]	698,959
		7,313,591
	CONSUMER DISCRETIONARY — 5.5%
700,000	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. 5.37%, 6/1/2024[1]	662,816
485,000	Daimler Finance North America LLC 1.11% (3-Month USD Libor+55 basis points), 5/4/2021[2,3]	482,496
	Delta Air Lines, Inc.
500,000	3.40%, 4/19/2021	486,245
1,000,000	3.63%, 3/15/2022[1]	947,170
	ERAC USA Finance LLC
2,000,000	5.25%, 10/1/2020[3]	2,017,576
1,500,000	3.30%, 10/15/2022[3]	1,552,863
500,000	General Motors Co. 1.27% (3-Month USD Libor+80 basis points), 8/7/20202	499,882
	General Motors Financial Co., Inc.
500,000	4.20%, 3/1/2021[1]	506,649
1,000,000	4.20%, 11/6/2021	1,025,521
1,000,000	3.15%, 6/30/2022[1]	1,017,371
700,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.63%, 4/1/2025[1]	684,397
1,000,000	Hyundai Capital America 2.29% (3-Month USD Libor+94 basis points), 7/8/2021[2,3]	989,349
345,000	International Game Technology PLC 6.25%, 2/15/20221,[3,7]	348,234
430,000	Marriott International, Inc. 0.97% (3-Month USD Libor+65 basis points), 3/8/2021[2]	425,868
238,000	MGM Resorts International 6.00%, 3/15/2023	240,380
600,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/20243	613,500
2,000,000	Toyota Motor Credit Corp. 1.68% (3-Month USD Libor+29 basis points), 10/7/2021[2]	1,999,244

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Volkswagen Group of America Finance LLC
$1,000,000	1.37% (3-Month USD Libor+94 basis points), 11/12/2021[2,3]	$996,911
1,000,000	4.00%, 11/12/2021[3]	1,041,003
		16,537,475
	CONSUMER STAPLES — 1.6%
500,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.50%, 2/15/2023[1,3]	506,250
1,200,000	Anheuser-Busch InBev Finance, Inc. 1.82% (3-Month USD Libor+126 basis points), 2/1/2021[2]	1,207,398
500,000	Anheuser-Busch InBev Worldwide, Inc. 2.05% (3-Month USD Libor+74 basis points), 1/12/2024[2]	500,447
	General Mills, Inc.
1,500,000	1.72% (3-Month USD Libor+54 basis points), 4/16/2021[2]	1,503,105
1,000,000	2.14% (3-Month USD Libor+101 basis points), 10/17/2023[2]	1,004,901
		4,722,101
	ENERGY — 4.1%
	Buckeye Partners LP
307,000	4.13%, 3/1/2025[1,3]	294,496
373,000	3.95%, 12/1/20261	351,478
	DCP Midstream Operating LP
280,000	4.75%, 9/30/2021[1,3]	284,648
520,000	3.88%, 3/15/2023[1]	504,400
320,000	Energy Transfer Operating LP 4.25%, 3/15/2023[1]	338,044
500,000	Kinder Morgan, Inc. 2.50% (3-Month USD Libor+128 basis points), 1/15/2023[2]	499,865
200,000	Marathon Petroleum Corp. 5.37%, 10/1/20221	201,224
	MPLX LP
780,000	1.21% (3-Month USD Libor+90 basis points), 9/9/2021[1,2]	773,817
2,000,000	1.41% (3-Month USD Libor+110 basis points), 9/9/2022[1,2]	1,966,820
225,000	NGPL PipeCo LLC 4.38%, 8/15/2022[1,3]	232,061
	Occidental Petroleum Corp.
577,000	1.68% (3-Month USD Libor+125 basis points), 8/13/2021[1,2]	551,221
1,000,000	1.84% (3-Month USD Libor+145 basis points), 8/15/2022[1,2]	920,194
1,090,000	Parsley Energy LLC / Parsley Finance Corp. 5.25%, 8/15/2025[1,3]	1,046,781
500,000	Phillips 66 0.96% (3-Month USD Libor+60 basis points), 2/26/2021[1,2]	499,253
2,000,000	Sunoco Logistics Partners Operations LP 3.45%, 1/15/2023[1]	2,067,780

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$500,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 5.50%, 9/15/2024[1,3]	$451,535
725,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.25%, 11/15/2023[1]	692,375
165,000	Williams Cos., Inc. 3.70%, 1/15/2023[1]	174,448
600,000	WPX Energy, Inc. 5.25%, 9/15/2024[1]	591,000
		12,441,440
	FINANCIALS — 23.9%
1,000,000	ABN AMRO Bank N.V. 1.55% (3-Month USD Libor+41 basis points), 1/19/2021[2,3,7]	1,001,866
1,175,000	AIG Global Funding 0.76% (3-Month USD Libor+46 basis points), 6/25/2021[2,3]	1,177,009
	American Express Co.
665,000	0.91% (3-Month USD Libor+53 basis points), 5/17/2021[1,2]	666,693
1,000,000	1.00% (3-Month USD Libor+62 basis points), 5/20/2022[1,2]	1,001,697
215,000	American International Group, Inc. 3.30%, 3/1/2021[1]	218,620
577,000	Avolon Holdings Funding Ltd. 3.95%, 7/1/2024[1,3,7]	501,308
	Bank of America Corp.
1,000,000	1.77% (3-Month USD Libor+66 basis points), 7/21/2021[1,2]	1,000,232
3,000,000	0.95% (3-Month USD Libor+65 basis points), 6/25/2022[1,2]	3,002,058
1,000,000	3.00% (3-Month USD Libor+79 basis points), 12/20/2023[1,4]	1,050,410
	Barclays Bank PLC
1,000,000	2.65%, 1/11/2021[1,7]	1,009,897
1,000,000	1.70%, 5/12/2022[1,7]	1,017,959
1,000,000	Barclays PLC 1.77% (3-Month USD Libor+138 basis points), 5/16/2024[1,2,7]	990,855
	BBVA USA
1,000,000	1.04% (3-Month USD Libor+73 basis points), 6/11/2021[1,2]	992,332
490,000	3.50%, 6/11/2021[1]	500,651
1,000,000	2.87%, 6/29/2022[1]	1,023,013
2,000,000	Capital One Financial Corp. 2.60%, 5/11/2023[1]	2,093,526
2,000,000	Capital One N.A. 2.15%, 9/6/2022[1]	2,054,528
	Citigroup, Inc.
1,500,000	1.75% (3-Month USD Libor+119 basis points), 8/2/2021[2]	1,514,014
500,000	1.39% (3-Month USD Libor+107 basis points), 12/8/2021[1,2]	503,911
1,000,000	1.37% (3-Month USD Libor+102 basis points), 6/1/2024[1,2]	997,212
	Citizens Bank N.A.
1,000,000	2.25%, 10/30/2020[1]	1,004,369

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,000,000	1.14% (3-Month USD Libor+72 basis points), 2/14/2022[1,2]	$1,000,096
1,000,000	1.26% (3-Month USD Libor+95 basis points), 3/29/2023[1,2]	1,001,289
500,000	Cooperatieve Rabobank UA 1.42% (3-Month USD Libor+43 basis points), 4/26/2021[2,7]	501,452
2,000,000	Credit Suisse A.G. 0.51% (SOFR Rate+45 basis points), 2/4/2022[2,7]	1,991,026
	Credit Suisse Group A.G.
1,000,000	2.10%, 11/12/2021[7]	1,020,913
435,000	3.57%, 1/9/2023[1],3,7	451,231
1,000,000	1.56% (3-Month USD Libor+124 basis points), 6/12/2024[1,2,3,7]	1,004,965
	Danske Bank A/S
1,000,000	5.00%, 1/12/2022[3,7]	1,050,610
1,000,000	1.38% (3-Month USD Libor+106 basis points), 9/12/2023[2,3,7]	981,840
2,000,000	Discover Bank 3.20%, 8/9/2021[1]	2,044,420
	Goldman Sachs Group, Inc.
1,250,000	1.51% (3-Month USD Libor+120 basis points), 9/15/2020[1,2]	1,251,600
2,250,000	1.56% (3-Month USD Libor+117 basis points), 11/15/2021[1,2]	2,256,723
1,000,000	HSBC Bank USA N.A. 4.87%, 8/24/2020	1,006,340
	HSBC Holdings PLC
500,000	2.02% (3-Month USD Libor+166 basis points), 5/25/2021[2,7]	505,574
1,000,000	1.39% (3-Month USD Libor+100 basis points), 5/18/2024[1,2,7]	991,917
500,000	ING Groep N.V. 1.46% (3-Month USD Libor+115 basis points), 3/29/2022[2,7]	503,617
1,500,000	JPMorgan Chase & Co. 0.92% (3-Month USD Libor+61 basis points), 6/18/2022[1,2]	1,502,319
1,670,000	KeyBank N.A. 1.35% (3-Month USD Libor+66 basis points), 2/1/2022[2]	1,675,518
740,000	Lloyds Banking Group PLC 1.33% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+110 basis points), 6/15/2023[1,4,7]	744,308
1,000,000	Macquarie Group Ltd. 3.19% (3-Month USD Libor+102 basis points), 11/28/2023[1],3,4,7	1,038,882
660,000	Metropolitan Life Global Funding I 0.62% (SOFR Rate+57 basis points), 1/13/2023[2,3]	655,530
	Mitsubishi UFJ Financial Group, Inc.
206,000	2.23% (3-Month USD Libor+188 basis points), 3/1/2021[2,7]	208,287
1,000,000	1.08% (3-Month USD Libor+74 basis points), 3/2/2023[2,7]	995,850
	Morgan Stanley
2,500,000	2.62%, 11/17/2021	2,569,835
1,500,000	2.32% (3-Month USD Libor+118 basis points), 1/20/2022[1,2]	1,506,165
1,000,000	NatWest Markets PLC 1.71% (3-Month USD Libor+140 basis points), 9/29/2022[2,3,7]	1,001,134
	Navient Corp.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$300,000	6.62%, 7/26/2021	$294,000
758,000	6.12%, 3/25/2024	720,100
1,300,000	Protective Life Global Funding 1.08%, 6/9/2023[3]	1,310,442
	Royal Bank of Scotland Group PLC
750,000	1.86% (3-Month USD Libor+147 basis points), 5/15/2023[1,2,7]	750,465
1,000,000	1.85% (3-Month USD Libor+155 basis points), 6/25/2024[1,2,7]	1,000,582
	Santander Holdings USA, Inc.
1,980,000	4.45%, 12/3/2021[1]	2,063,482
1,000,000	3.40%, 1/18/2023[1]	1,040,188
	Santander UK PLC
1,000,000	0.86% (3-Month USD Libor+30 basis points), 11/3/2020[2,7]	1,000,893
560,000	2.13%, 11/3/20207	563,109
1,500,000	0.97% (3-Month USD Libor+62 basis points), 6/1/2021[2,7]	1,504,929
76,000	SLM Corp. 5.12%, 4/5/2022[1]	75,240
	Springleaf Finance Corp.
300,000	6.12%, 5/15/2022	305,514
500,000	5.62%, 3/15/2023	505,635
	Sumitomo Mitsui Financial Group, Inc.
500,000	1.99% (3-Month USD Libor+168 basis points), 3/9/2021[2,7]	504,971
500,000	2.09% (3-Month USD Libor+78 basis points), 7/12/2022[2,7]	501,027
360,000	Svenska Handelsbanken A.B. 0.68% (3-Month USD Libor+36 basis points), 9/8/2020[2,7]	360,255
	Toronto-Dominion Bank
2,600,000	0.57% (3-Month USD Libor+27 basis points), 3/17/2021[2,7]	2,603,931
1,175,000	0.54% (SOFR Rate+48 basis points), 1/27/2023[2,7]	1,167,432
500,000	UBS Group A.G. 1.58% (3-Month USD Libor+122 basis points), 5/23/2023[1,2,3,7]	503,799
888,000	VICI Properties LP / VICI Note Co., Inc. 3.50%, 2/15/2025[1,3]	834,720
1,990,000	Zions Bancorp N.A. 3.50%, 8/27/2021	2,031,977
		72,426,292
	HEALTH CARE — 3.9%
1,000,000	AbbVie, Inc. 2.15%, 11/19/2021[3]	1,019,014
1,621,000	Anthem, Inc. 2.50%, 11/21/2020	1,633,856
	Bayer U.S. Finance II LLC
1,000,000	0.93% (3-Month USD Libor+63 basis points), 6/25/2021[1,2,3]	998,827
1,000,000	1.32% (3-Month USD Libor+101 basis points), 12/15/2023[1,2,3]	996,922
500,000	Becton, Dickinson and Co. 1.35% (3-Month USD Libor+103 basis points), 6/6/2022[2]	501,271

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$1,000,000	Centene Corp. 4.75%, 1/15/2025[1]	$1,023,770
1,000,000	Cigna Corp. 0.95% (3-Month USD Libor+65 basis points), 9/17/2021[1,2]	1,000,045
1,000,000	CVS Health Corp. 1.03% (3-Month USD Libor+72 basis points), 3/9/2021[2]	1,003,800
1,000,000	Express Scripts Holding Co. 1.11% (3-Month USD Libor+75 basis points), 11/30/2020[1,2]	1,000,073
1,000,000	Takeda Pharmaceutical Co., Ltd. 4.00%, 11/26/2021[1,7]	1,044,015
1,665,000	Upjohn, Inc. 1.13%, 6/22/2022[3]	1,675,010
		11,896,603
	INDUSTRIALS — 3.4%
500,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020[1,3]	503,268
2,205,000	BAE Systems PLC 4.75%, 10/11/2021[3,7]	2,302,955
1,500,000	Boeing Co. 4.51%, 5/1/2023[1]	1,584,644
2,000,000	Caterpillar Financial Services Corp. 0.63% (3-Month USD Libor+20 basis points), 11/12/2021[2]	1,999,380
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
1,000,000	3.30%, 4/1/2021[1,3]	1,013,819
1,299,000	3.65%, 7/29/2021[1,3]	1,329,569
1,500,000	4.13%, 8/1/2023[1,3]	1,601,365
		10,335,000
	MATERIALS — 0.9%
200,000	Anglo American Capital PLC 4.12%, 4/15/2021[3,7]	203,372
425,000	Freeport-McMoRan, Inc. 3.88%, 3/15/2023[1]	425,000
1,665,000	Glencore Funding LLC 4.13%, 3/12/2024[1,3]	1,784,467
435,000	Steel Dynamics, Inc. 5.25%, 4/15/2023[1]	438,818
		2,851,657
	TECHNOLOGY — 1.6%
1,069,000	Broadcom, Inc. 3.13%, 10/15/2022[3]	1,113,527
412,000	Dell International LLC / EMC Corp. 4.42%, 6/15/2021[1,3]	423,515

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
	Hewlett Packard Enterprise Co.
$304,000	3.60%, 10/15/2020[1]	$305,909
1,305,000	1.00% (3-Month USD Libor+68 basis points), 3/12/2021[2]	1,304,262
245,000	Infor, Inc. 1.45%, 7/15/2023[1,3]	247,023
594,000	PTC, Inc. 3.62%, 2/15/2025[1,3]	589,545
500,000	QUALCOMM, Inc. 1.49% (3-Month USD Libor+73 basis points), 1/30/2023[2]	505,187
400,000	Sensata Technologies B.V. 4.87%, 10/15/2023[3,7]	415,208
		4,904,176
	TOTAL CORPORATE BONDS
	(Cost $142,800,319)	143,428,335

	MUNICIPAL BONDS — 0.5%
	City of Riverside CA
300,000	1.75%, 6/1/2022	301,878
500,000	1.90%, 6/1/2023	505,045
585,000	State of Connecticut 3.00%, 7/1/2021	597,577
	TOTAL MUNICIPAL BONDS
	(Cost $1,393,298)	1,404,500
	U.S. GOVERNMENT AND AGENCIES — 4.9%
15,000,000	United States Treasury Note 1.37%, 9/30/2020	15,044,520
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $14,981,991)	15,044,520

Number of Shares
	SHORT-TERM INVESTMENTS — 11.4%
34,487,870	Federated Treasury Obligations Fund - Institutional Class 0.08%[11]	34,487,870
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $34,487,870)	34,487,870
	TOTAL INVESTMENTS — 100.2%
	(Cost $305,133,557)	303,707,112
	Liabilities in Excess of Other Assets — (0.2)%	(552,287)
	TOTAL NET ASSETS — 100.0%	$303,154,825

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

LLC – Limited Liability Company

LP – Limited Partnership

IO – Interest Only

ULC – Unlimited Liability Corporation

PLC – Public Limited Company

CA – Canada

[1]	Callable.
[2]	Floating rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $117,228,482, which represents 38.7% of total net assets of the Fund.
[4]	Variable rate security.
[5]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.6% of Net Assets. The total value of these securities is $1,954,756.
[6]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rank. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[7]	Foreign security denominated in U.S. Dollars.
[8]	All or a portion of the loan is unfunded.
[9]	Denotes investments purchased on a when-issued or delayed delivery basis.
[10]	Interest-only security.
[11]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2020

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	23.9%
Consumer Discretionary	5.5%
Energy	4.1%
Health Care	3.9%
Industrials	3.4%
Communications	2.4%
Technology	1.6%
Consumer Staples	1.6%
Materials	0.9%
Total Corporate Bonds	47.3%
Asset-Backed Securities	22.7%
Commercial Mortgage-Backed Securities	7.1%
Bank Loans	6.3%
U.S. Government and Agencies	4.9%
Municipal Bonds	0.5%
Short-Term Investments	11.4%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $305,133,557)	$303,707,112
Cash	18,079
Receivables:
Investment securities sold	308,279
Fund shares sold	728,601
Dividends and interest	1,181,690
Prepaid expenses	47,370
Total assets	305,991,131

Liabilities:
Payables:
Investment securities purchased	1,888,375
Fund shares redeemed	660,205
Advisory fees	86,475
Shareholder servicing fees (Note 7)	38,389
Distribution fees - Class A & C (Note 8)	12,318
Fund accounting and administration fees	61,616
Transfer agent fees and expenses	20,787
Custody fees	8,335
Auditing fees	23,100
Trustees' deferred compensation (Note 3)	4,619
Chief Compliance Officer fees	2,700
Trustees' fees and expenses	42
Accrued other expenses	29,345
Total liabilities	2,836,306

Net Assets	$303,154,825

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$305,639,333
Total accumulated deficit	(2,484,508)
Net Assets	$303,154,825

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$31,019,127
Number of shares issued and outstanding	3,108,957
Net asset value per share[1]	$9.98
Maximum sales charge (2.50% of offering price)[2]	0.26
Maximum offering price to public	$10.24

Class C Shares:
Net assets applicable to shares outstanding	$7,142,690
Number of shares issued and outstanding	717,380
Net asset value per share[3]	$9.96

Class I Shares:
Net assets applicable to shares outstanding	$264,993,008
Number of shares issued and outstanding	26,519,337
Net asset value per share	$9.99

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment income:
Interest	$8,712,926
Total investment income	8,712,926

Expenses:
Advisory fees	1,121,995
Shareholder servicing fees (Note 7)	195,130
Distribution fees - Class A (Note 8)	93,382
Distribution fees - Class C (Note 8)	73,937
Fund accounting and administration fees	244,940
Transfer agent fees and expenses	73,293
Custody fees	51,642
Registration fees	62,124
Shareholder reporting fees	39,077
Auditing fees	22,890
Miscellaneous	22,567
Chief Compliance Officer fees	12,687
Trustees' fees and expenses	10,968
Legal fees	6,510
Insurance fees	2,973
Total expenses	2,034,115
Advisory fees waived	(124,931)
Net expenses	1,909,184
Net investment income	6,803,742

Realized and Unrealized Loss:
Net realized loss on:
Investments	(1,232,793)
Net realized loss	(1,232,793)
Net change in unrealized appreciation/depreciation on:
Investments	(3,236,420)
Net change in unrealized appreciation/depreciation	(3,236,420)
Net realized and unrealized loss	(4,469,213)

Net Increase in Net Assets from Operations	$2,334,529

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,803,742	$5,847,916
Net realized gain (loss) on investments	(1,232,793)	23,106
Net change in unrealized appreciation/depreciation on investments	(3,236,420)	2,428,042
Net increase in net assets resulting from operations	2,334,529	8,299,064

Distributions to Shareholders:
Distributions:
Class A	(822,605)	(769,535)
Class C	(107,843)	(135,399)
Class I	(6,011,847)	(4,763,332)
Total distributions to shareholders	(6,942,295)	(5,668,266)

Capital Transactions:
Net proceeds from shares sold:
Class A	36,232,095	28,389,407
Class C	3,224,670	828,440
Class I	248,754,199	116,855,511
Reinvestment of distributions:
Class A	656,191	707,268
Class C	102,620	125,522
Class I	5,926,302	4,709,300
Cost of shares redeemed:
Class A1	(33,167,707)	(22,022,907)
Class C2	(2,723,268)	(2,133,273)
Class I3	(176,038,020)	(86,380,818)
Net increase in net assets from capital transactions	82,967,082	41,078,450

Total increase in net assets	78,359,316	43,709,248

Net Assets:
Beginning of period	224,795,509	181,086,261
End of period	$303,154,825	$224,795,509
Capital Share Transactions:
Shares sold:
Class A	3,610,711	2,857,718
Class C	322,284	83,462
Class I	24,804,814	11,740,528
Shares reinvested:
Class A	65,779	71,249
Class C	10,311	12,663
Class I	593,726	473,666
Shares redeemed:
Class A	(3,345,759)	(2,214,975)
Class C	(276,750)	(214,763)
Class I	(17,781,033)	(8,679,912)
Net increase in capital share transactions	8,004,083	4,129,636

[1]	Net of redemption fee proceeds of $4,431 and $2,533, respectively.
[2]	Net of redemption fee proceeds of $22 and $3, respectively.
[3]	Net of redemption fee proceeds of $3,223 and $144, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.05	$9.93	$10.00	$9.92	$9.94
Income from Investment Operations:
Net investment income[1]	0.21	0.27	0.19	0.19	0.20
Net realized and unrealized gain (loss)	(0.06)	0.11	(0.08)	0.09	(0.03)
Total from investment operations	0.15	0.38	0.11	0.28	0.17

Less Distributions:
From net investment income	(0.22)	(0.26)	(0.18)	(0.20)	(0.19)
Total distributions	(0.22)	(0.26)	(0.18)	(0.20)	(0.19)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$9.98	$10.05	$9.93	$10.00	$9.92

Total return[3]	1.53%	3.89%	1.09%	2.89%	1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,019	$27,920	$20,500	$14,234	$1,568

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.88%	0.99%	1.18%	1.38%	1.28%
After fees waived and expenses absorbed	0.84%	0.84%	0.80%	0.52%	0.33%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.07%	2.53%	1.55%	1.04%	1.07%
After fees waived and expenses absorbed	2.11%	2.68%	1.93%	1.90%	2.02%

Portfolio turnover rate	56%	33%	37%	65%	37%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on the extent a finder's fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.03	$9.91	$9.98	$9.90	$9.94
Income from Investment Operations:
Net investment income[1]	0.14	0.19	0.12	0.11	0.13
Net realized and unrealized gain (loss)	(0.06)	0.11	(0.08)	0.10	(0.03)
Total from investment operations	0.08	0.30	0.04	0.21	0.10

Less Distributions:
From net investment income	(0.15)	(0.18)	(0.11)	(0.13)	(0.14)
Total distributions	(0.15)	(0.18)	(0.11)	(0.13)	(0.14)

Redemption fee proceeds[1]	- [2]	- [2]	-	- [2]	-

Net asset value, end of period	$9.96	$10.03	$9.91	$9.98	$9.90

Total return[3]	0.78%	3.12%	0.38%	2.15%	0.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,143	$6,634	$7,732	$3,198	$1,180

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.63%	1.74%	1.93%	2.13%	2.03%
After fees waived and expenses absorbed	1.59%	1.59%	1.55%	1.27%	1.08%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.32%	1.78%	0.80%	0.29%	0.32%
After fees waived and expenses absorbed	1.36%	1.93%	1.18%	1.15%	1.27%

Portfolio turnover rate	56%	33%	37%	65%	37%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.06	$9.95	$10.01	$9.93	$9.95
Income from Investment Operations:
Net investment income[1]	0.24	0.29	0.22	0.21	0.22
Net realized and unrealized gain (loss)	(0.06)	0.10	(0.08)	0.10	(0.03)
Total from investment operations	0.18	0.39	0.14	0.31	0.19

Less Distributions:
From net investment income	(0.25)	(0.28)	(0.20)	(0.23)	(0.21)
Total distributions	(0.25)	(0.28)	(0.20)	(0.23)	(0.21)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.99	$10.06	$9.95	$10.01	$9.93

Total return[3]	1.78%	4.04%	1.45%	3.12%	1.94%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$264,993	$190,242	$152,854	$74,733	$61,133

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.63%	0.74%	0.93%	1.13%	1.03%
After fees waived and expenses absorbed	0.59%	0.59%	0.55%	0.27%	0.08%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.32%	2.78%	1.80%	1.29%	1.32%
After fees waived and expenses absorbed	2.36%	2.93%	2.18%	2.15%	2.27%

Portfolio turnover rate	56%	33%	37%	65%	37%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

Note 1 – Organization

AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans (bank loans). Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2017-2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the HIMCO Short Duration Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until October 31, 2029 and it may be terminated before that date only by the Trust's Board of Trustees.

Prior to January 31, 2018, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Fund’s advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

For the year ended June 30, 2020, the Advisor waived a portion of its advisory fees totaling $124,931. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At June 30, 2020, the amount of these potentially recoverable expenses was $818,862. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2021	$395,476
2022	298,455
2023	124,931
Total	$818,862

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2020, are reported on the Statement of Operations.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2020, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$305,133,557

Gross unrealized appreciation	$2,347,409
Gross unrealized depreciation	(3,773,854)

Net unrealized depreciation	$(1,426,445)

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$366,409
Undistributed long-term capital gains	-
Tax accumulated earnings	366,409

Accumulated capital and other losses	(1,424,472)
Unrealized depreciation on investments	(1,426,445)
Total accumulated deficit	$(2,484,508)

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The tax character of the distribution paid during the fiscal years ended June 30, 2020 and June 30, 2019, were as follows:

Distributions paid from:	2020	2019
Ordinary income	$6,942,295	$5,668,266
Net long-term capital gains	-	-
Total distributions paid	$6,942,295	$5,668,266

At June 30, 2020, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$1,333,772
Long-term	86,081
Total	$1,419,853

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended June 30, 2020 and the year ended June 30, 2019, the Fund received $7,676 and $2,680, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2020, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:

Purchases	Sales
$204,364,622	$148,465,841

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

For the year ended June 30, 2020, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$66,983,832	$1,881,234	$68,865,066
Bank Loans	-	19,058,832	-	19,058,832
Commercial Mortgage-Backed Securities	-	21,344,467	73,522	21,417,989
Corporate Bonds[1]	-	143,428,335	-	143,428,335
Municipal Bonds	-	1,404,500		1,404,500
U.S. Government and Agencies	-	15,044,520	-	15,044,520
Short-Term Investments	34,487,870	-	-	34,487,870
Total Investments	$34,487,870	$267,264,486	$1,954,756	$303,707,112

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage-Backed Securities
Balance as of June 30, 2019	$-	$112,877
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	(25,242)	(6,722)
Included in other comprehensive income	-	-
Purchases, sales, and principal paydowns
Net purchases	1,959,672	-
Net sales	-	-
Principal paydown	(53,196)	(32,633)
Balance as of June 30, 2020	$1,881,234	$73,522
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(25,242)	$(6,722)

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2020.

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input[1]	Range of Input	Weighted Average of Input	Impact to Valuation from an increase in Input[2]
Asset-Backed Securities	$ 1,881,234	Market Approach	Broker Quote (not executable)	$6.59	N/A	Increase
Commercial Mortgage-Backed Securities	$ 73,522	Market Approach	Broker Quote (not executable)	$2.70 - $4.91	$3.39	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2020 the total unfunded amount was 0.3% of the Fund’s net assets.

As of June 30, 2020, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Elanco Animal Health, Inc.	$998,000	$988,375	$954,337	$(34,038)

Note 12 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/HIMCO Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 31, 2020

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	5	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	5	361 Social Infrastructure Fund, a closed-end investment company.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	5	361 Social Infrastructure Fund, a closed-end investment company.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

[d]	The Trust is comprised of 52 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund, AAM/HIMCO Global Enhanced Dividend Fund, And AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

[e]	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on March 11-12, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”), with respect to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Ultrashort Bond fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2019; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Fund Universe median returns and the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index returns.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was slightly higher than the Peer Group and Fund Universe medians by 0.02% and 0.03%, respectively. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.09% and 0.12%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered the Investment Advisor’s explanation that it was waiving a portion of the Fund’s advisory fee pursuant to its expense limitation agreement, due to the size of the Fund.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2019, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Hartford Investment Management Company

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement. The Trustees considered that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using its short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/HIMCO Short Duration Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/20	6/30/20	1/1/20–6/30/20
Class A	Actual Performance	$1,000.00	$1,000.30	$4.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.68	4.22
Class C	Actual Performance	1,000.00	997.10	7.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.95	7.98
Class I	Actual Performance	1,000.00	1,001.30	2.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	2.97

AAM/HIMCO Short Duration Fund

EXPENSE EXAMPLE - Continued

For the Six Months Ended June 30, 2020 (Unaudited)

*

Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.59% and 0.59% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect the expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/HIMCO Short Duration Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2020	FYE 06/30/2019
Audit Fees	$20,300	$19,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2020	FYE 06/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2020	FYE 06/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/08/2020